EXHIBIT 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Terry Phillips, President and Chief Executive Officer of United Security Bancshares, Inc., and Robert Steen, Assistant Vice President, Assistant Treasurer, Principal Financial Officer and Principal Accounting Officer of United Security Bancshares, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of United Security Bancshares, Inc. for the fiscal year ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of United Security Bancshares, Inc.

/s/ R. Terry Phillips

        R. Terry Phillips

        President and Chief Executive Officer

        March 10, 2006

/s/ Robert Steen

        Robert Steen

        Assistant Vice President, Assistant Treasurer,

        Principal Financial Officer and Principal

        Accounting Officer

        March 10, 2006